Schedule A
to the Amended and Restated Investment Advisory Agreement
between Direxion Shares ETF Trust and Rafferty Asset Management, LLC
Pursuant to section 1 of the Investment Advisory Agreement between Direxion Shares ETF Trust (the “Trust”) and Rafferty Asset Management, LLC (“Rafferty”), the Trust hereby appoints Rafferty to manage the investment and reinvestment of the Funds of the Trust listed below. As compensation for such, the Trust shall pay to Rafferty pursuant to section 7 of the Investment Advisory Agreement a fee, computed daily and paid monthly, at the following annual rates as percentages of each Fund's average daily net assets:
ACTIVELY MANAGED FUNDS
Direxion Auspice Broad Commodity Strategy ETF	0.50%
Direxion Bitcoin Shares	0.75%
Direxion Flight to Safety Strategy ETF	0.25%
NON-LEVERAGED FUNDS
Direxion NASDAQ-100® Equal Weighted Index Shares	0.30%
Direxion Fallen Knives ETF	0.45%
Direxion High Growth ETF	0.35%
Direxion Dynamic Hedge ETF	0.50%
Direxion Moonshot Innovators ETF	0.60%
Direxion Work From Home ETF	0.40%
Direxion S&P Contrarian IPO ETF	0.60%
Direxion Connected Consumer ETF	0.40%
Direxion World Without Waste ETF	0.45%
Direxion FANG 20 ETF	0.40%
150/50 FUNDS
Direxion Russell 1000® Value Over Growth ETF	0.40%
Direxion Russell 1000® Growth Over Value ETF	0.40%
Direxion MSCI USA ESG - Leaders vs. Laggards ETF	0.35%
Direxion S&P 500® High Minus Low Quality ETF	0.30%
1X BEAR FUNDS
Direxion Daily S&P 500® Bear 1X Shares	0.35%
Direxion Daily Municipal Bond Taxable Bear 1X Shares	0.35%
Direxion Daily Small Cap Bear 1X Shares	0.35%
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.60%
Direxion Daily CSI China Internet Index Bear 1X Shares	0.60%
Direxion Daily MSCI Real Estate Bear 1X Shares	0.35%
Direxion Daily FANG 20 Bear 1X Shares	0.35%

LEVERAGED FUNDS
2X Funds
Direxion Daily S&P 500® Bull 2X Shares	0.50%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.75%
Direxion Daily Small Cap Bull 2X Shares	0.50%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.75%
Direxion Daily Dow Jones Internet Bull 2X Shares	0.60%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.60%
Direxion Daily MSCI Brazil Bull 2X Shares	0.75%
Direxion Daily Energy Bull 2X Shares	0.75%
Direxion Daily Energy Bear 2X Shares	0.75%
Direxion Daily Gold Miners Index Bull 2X Shares	0.75%
Direxion Daily Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily Russia Bull 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.75%
Direxion Daily MSCI India Bull 2X Shares	0.75%
Direxion Daily Latin America Bull 2X Shares	0.75%
Direxion Daily Robotics, Artificial Intelligence, & Automation Index Bull 2X Shares	0.75%
Direxion Daily Cloud Computing Bull 2X Shares	0.75%
Direxion Daily Cloud Computing Bear 2X Shares	0.75%
Direxion Daily FANG 20 Bull 2X Shares	0.75%
Direxion Daily FANG 20 Bear 2X Shares	0.75%
3X Funds
Direxion Daily 7-10 Year Treasury Bull 3X Shares	0.75%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	0.75%
Direxion Daily 20+ Year Treasury Bull 3X Shares	0.75%
Direxion Daily 20+ Year Treasury Bear 3X Shares	0.75%
Direxion Daily MSCI Brazil Bear 3X Shares	0.75%
Direxion Daily FTSE China Bull 3X Shares	0.75%
Direxion Daily FTSE China Bear 3X Shares	0.75%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	0.75%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	0.75%
Direxion Daily Financial Bull 3X Shares	0.75%
Direxion Daily Financial Bear 3X Shares	0.75%
Direxion Daily Healthcare Bull 3X Shares	0.75%
Direxion Daily MSCI India Bear 3X Shares	0.75%
Direxion Daily Mid Cap Bull 3X Shares	0.75%
Direxion Daily MSCI Real Estate Bull 3X Shares	0.75%
Direxion Daily MSCI Real Estate Bear 3X Shares	0.75%
Direxion Daily Regional Banks Bull 3X Shares	0.75%
Direxion Daily Retail Bull 3X Shares	0.75%
Direxion Daily Retail Bear 3X Shares	0.75%
Direxion Daily S&P 500® Bull 3X Shares	0.75%
Direxion Daily S&P 500® Bear 3X Shares	0.75%
Direxion Daily Semiconductor Bull 3X Shares	0.75%
Direxion Daily Semiconductor Bear 3X Shares	0.75%
Direxion Daily Small Cap Bull 3X Shares	0.75%
Direxion Daily Small Cap Bear 3X Shares	0.75%
Direxion Daily MSCI South Korea Bull 3X Shares	0.75%
Direxion Daily MSCI South Korea Bear 3X Shares	0.75%
Direxion Daily Technology Bull 3X Shares	0.75%
Direxion Daily Technology Bear 3X Shares	0.75%
Direxion Daily FTSE Europe Bull 3X Shares	0.75%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	0.75%

Direxion Daily Homebuilders & Supplies Bear 3X Shares	0.75%
Direxion Daily S&P Biotech Bull 3X Shares	0.75%
Direxion Daily S&P Biotech Bear 3X Shares	0.75%
Direxion Daily Dow 30 Bull 3X Shares	0.75%
Direxion Daily Dow 30 Bear 3X Shares	0.75%
Direxion Daily Consumer Discretionary Bull 3X Shares	0.75%
Direxion Daily Utilities Bull 3X Shares	0.75%
Direxion Daily Utilities Bear 3X Shares	0.75%
Direxion Daily Aerospace & Defense Bull 3X Shares	0.75%
Direxion Daily Aerospace & Defense Bear 3X Shares	0.75%
Direxion Daily MSCI Mexico Bull 3X Shares	0.75%
Direxion Daily MSCI Mexico Bear 3X Shares	0.75%
Direxion Daily Transportation Bull 3X Shares	0.75%
Direxion Daily Transportation Bear 3X Shares	0.75%
Direxion Daily Industrials Bull 3X Shares	0.75%
Direxion Daily Industrials Bear 3X Shares	0.75%
Direxion Daily Metals & Mining Bull 3X Shares	0.75%
Direxion Daily Metals & Mining Bear 3X Shares	0.75%
Direxion Daily MSCI Italy Bull 3X Shares	0.75%
Direxion Daily MSCI Italy Bear 3X Shares	0.75%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	0.75%
Direxion Daily Pharmaceutical & Medical Bear 3X Shares	0.75%
Direxion Daily Dow Jones Internet Bull 3X Shares	0.75%
Direxion Daily Dow Jones Internet Bear 3X Shares	0.75%
Direxion Daily S&P 500® High Beta Bull 3X Shares	0.75%
Direxion Daily S&P 500® High Beta Bear 3X Shares	0.75%
Direxion Daily MSCI Turkey Bull 3X Shares	0.75%
Last Updated: November 24, 2020